EXHIBIT 10.33 LOCK-UP & VOTING AGREEMENT

This Lock-Up & Voting Agreement (the "Agreement") is made and entered into by and among Equity Growth Systems, inc., a Delaware corporation with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Holding Company" and the "Exchange Act," respectively) and the officers directors and principal stockholders of the Holding Company made signatories to this Agreement (the "Holding Company's Principals"), the Holding Company and the Holding Company's Principals being sometimes hereinafter collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                                    Preamble:

         WHEREAS, the Holding Company and the Holding Company's Principals desire to induce American Internet Technical Centers, Inc., a Nevada corporation originally organized as Ascot Industries, Inc. (the "Target Company") and the individuals and entities which are listed in exhibit 0.1 to the proposed reorganization agreement between the Holding Company, the Target Company (the "Reorganization Agreement" and the "Subscribers." respectively), to enter into and close on the Reorganization Agreement, as a result of which the target Company will become a 90% owned subsidiary of the Holding Company in a transaction intended to meet the requirements of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the Subscribers desire to engage in such transaction provided that they receive additional assurances from the Holding Company that certain covenants in the Reorganization Agreement which require ongoing action by the directors and stockholders of the Holding Company are confirmed by the Holding Company's Principals, as set forth below; and

         WHEREAS, the Holding Company's Principals are agreeable to such confirmation through entry into this Agreement:


         NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

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                                   Witnesseth:

First    Voting Agreements

         The Holding Company's Principals, jointly and severally, hereby agree that during the five year period following the Closing (as defined in the Reorganization Agreement, all capitalized terms not otherwise defined in this Agreement having the meanings defined in the Reorganization Agreement), they will, in their roles as members of the Holding Company's Board of Directors and as stockholders in the Holding Company, at all meetings of the Holding Company's stockholders or of Board of Directors, vote in such a manner as to secure approval of the following covenants made by the Holding Company to the Subscribers in Section 4.6 of the Reorganization Agreement, to wit:

         "During the five years following the Closing, the Holding Company shall use its best efforts to assure that:

         (1) At least one designee of the Subscribers is nominated for membership on the Holding Company's Board of Directors at each meeting of the Holding Company's stockholders or directors at which the membership of its Board of Directors is up for election, and to use their best efforts consistent with applicable law to secure such nominee's election, so that the membership of the Holding Company's Board of Directors includes at least one designee of the Subscribers;

         (2) Designees of the Subscribers are elected to at least two thirds of the seats on the Target Company's Board of Directors and

         (3) On one occasion only, [the Holding Company] provide "piggy back" registration rights covering up to an aggregate of 35,000 shares of the Holding Company's Stock obtained pursuant to this Agreement to Messrs. Bruce Drezner and Gary Walk; Theodore Gill and Susan Gill, his wife, as tenants by the entireties; and, Lyn Poppiti."

Second:  Stock Lock-Up Agreements

         During the following periods, the Holding Company's Principals will refrain from any sales of the Holding Company's securities, except as specified below:

         (a) During the 90 day period following closing on this Agreement, the Holding Company's Principals will not engage in any sales of the Holding Company's common stock; and

         (b)      (1) From the 91st  through  the 270th  day  following closing on this Agreement, the Holding Company's Principals will not engage in any sales of the Holding Company's common stock in excess of 10,000 shares per month;


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                  (2) For purposes of this Section  2-b only,  the  persons  or
                      entities   included   within each   separately   numbered
                      subsection  shall  be  deemed  to  be acting in concert as
                      part of a related   group  for  purposes  of  determining
                      such 10,000 shares  per  month limitation:

                           1. Charles J. Scimeca, on his own behalf and on behalf of his affiliates.

                           2. Anthony Q. Joffe, on his own behalf and on behalf of his affiliates.

                           3. Penny Adams Field, on her own behalf and on behalf of his affiliates.

                           4. G. Richard Chamberlin Esquire, on his own behalf and on behalf of his affiliates.

                           5.      Jerry C. Spellman, and on behalf of his
                                   affiliates.

                           6. The Yankee Companies, Inc., on its own behalf and on behalf of its affiliates.

                           7. The Granville-Smith Group: Mark Granville-Smith, on his own behalf and on behalf of his affiliates; and, Edward Granville-Smith, and on behalf of his affiliates.

                           8. The Calvo Group: Cyndi N. Calvo, on her own behalf, on behalf of her affiliates and as a trustee for the Calvo Family Spendthrift Trust; and, William A. Calvo, III, on his own behalf, on behalf of his affiliates and as a trustee for his children, William, Alexander & Edward.

                           9. The Tucker Group: Leonard Miles Tucker, on his own behalf, on behalf of his affiliates and on behalf of Carrington Capital Corp. (exclusive of the 50,000 shares as to which Equitrade Securities Corporation has purchase rights under two covered option/leap agreements, each dated December 18, 1998); and, Michelle Tucker, on her own behalf, on behalf of her affiliates, on behalf of Blue Lake Capital Corp., and as a trustee for her children Shayna and Montana.

                           10. The Radcliffe Group: Joseph D. Radcliffe, on his own behalf and on behalf of his affiliates; Dennis V. Radcliffe, on his own behalf and on behalf of his affiliates; Michael J. Radcliffe, on his own behalf and on behalf of his affiliates; and, Vanessa Radcliffe, on her own behalf and on behalf of her affiliates.


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         (2)      Notwithstanding  anything in this  Agreement to the  contrary, nothing in this Agreement shall be interpreted as an agreement by the Holding Company's Principals to engage in any concerted or group activities involving the Holding Company's common stock, as determined for purposes of Commission Rule 144, or Sections 13, 14 or 16 of the Exchange Act.

Third:   Miscellaneous

3.1      Amendment.

         No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

3.2      Notice.

(a) All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

         To the Holding Company's Principals (other than The Yankee Companies, Inc. ["Yankees"]):

         At such addresses as they provide the Holding Company's transfer agent for such purpose, with a copy to G. Richard Chamberlin, Esquire (at the address set forth below), who is hereby appointed by each of the Holding Company's Principals, as his, her or its authorized agent for purposes of initialing each page of this Agreement, and as a supplemental recipient of notices.

                             To the Holding Company:

                           Equity Growth Systems, inc.
                8001 DeSoto Woods Drive; Sarasota, Florida 34243;
                  Telephone (941) 358-8182; Fax (941) 358-8423
            Attention: Charles J. Scimeca, President; with a copy to
                 G. Richard Chamberlin, Esquire; General Counsel
                           Equity Growth Systems, inc.
                  14950 South Highway 441; Summerfield, Florida
            34491 Telephone (352) 694-6714, Fax (352) 694-9178; and,
                           e-mail, GrichardCh@aol.com.

                                   To Yankees:

                           The Yankee Companies, Inc.
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
            Telephone (561) 998-2025, Fax (561) 998-3425; and, e-mail
                 carrington@flinet.com; Attention: Leonard Miles
                        Tucker, President; with a copy to


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                           The Yankee Companies, Inc.
                1941 Southeast 51st Terrace; Ocala, Florida 34471
 Telephone (352) 694-9179, Fax (352) 694-9178; and, e-mail wacalvo3@atlantic.net
                Attention: William A. Calvo, III, Vice President

         or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(b) (1) The Parties acknowledge that Yankees serves as a strategic consultant to the Holding Company and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Because of the inherent conflict of interests involved, Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.


3.3      Merger.

         This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and the Closing hereon and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5      Severability.

         If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.



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3.6      Governing Law.


         This Agreement shall be construed in accordance with the substantive and procedural laws of the State of Delaware (other than those regulating taxation and choice of law) but any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Broward County, Florida.

3.7      Indemnification.

         Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

3.8      Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all
         negotiations,   trials  and  appeals,  whether  or  not  litigation  is
         initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1) (A) First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida to be selected by lot from six alternatives to be provided, two by Yankees as agent for the Holding Company's Principals, one by the Holding Company and three by the Subscribers acting by majority vote (based on their relative stock ownership in the Holding Company).

                  (B) The mediation efforts shall be concluded within ten business days after their in itiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, two by Yankees as agent for the Holding Company's Principals, one by the Holding Company and three by the Subscribers acting by majority vote (based on their relative stock ownership in the Holding Company).


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         (3)               (A)  Expenses  of  mediation  shall  be  borne by the
                           Holding   Company,   if   successful.   Expenses   of
                           mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (B) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

3.9      Benefit of Agreement.

         The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees.

3.10     Captions.

         The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

3.11     Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

3.12     Further Assurances.

         The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.13     Status.

         Nothing in this  Agreement  shall be  construed  or shall  constitute a
partnership,  joint  venture,   employer-employee  relationship,   lessor-lessee
relationship, or principal-agent relationship.



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3.14     Counterparts.


(a) This Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(b) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Commission.

3.15     License.

(a) This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(b) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

         In Witness Whereof, the Parties have caused this Agreement to be executed effective as of the date last set forth below.

Signed, sealed and delivered
         In Our Presence:
                                                     Equity Growth Systems, inc.
---------------------------------

_________________________________               By:_____________________________
                                                        Charles J. Scimeca
                                                     Personally and as President
         (Corporate Seal)
                                          Attest:_______________________________
                                                G. Richard Chamberlin, Secretary
Dated:   June __, 1999

                                               The Holding Company's Principals:
---------------------------------

---------------------------------                  --------------------------
                                                     Charles J. Scimeca
                                               Officer, Director and Stockholder
Dated:   June __, 1999



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


---------------------------------

---------------------------------                  --------------------------
                                                      Anthony Q. Joffe
                                                    Director and Stockholder
Dated:   June __, 1999

---------------------------------

---------------------------------                  --------------------------
                                                    Penny Adams Field
                                                    Director and Stockholder
Dated:   June __, 1999

---------------------------------

---------------------------------                  --------------------------
                                                  G. Richard Chamberlin Esquire
                                               Officer, Director and Stockholder
Dated:   June __, 1999

---------------------------------

---------------------------------                  --------------------------
                                                  Mark Granville-Smith, Director
                                              and Stockholder, on his own behalf
                                         and as attorney-in-fact for his father,
                                                      Edward Granville-Smith
Dated:   June __, 1999

---------------------------------

---------------------------------                --------------------------
                                             Edward Granville-Smith, Stockholder
                                             on his own behalf and on behalf of
                                             his affiliates
Dated:   June __, 1999

---------------------------------

---------------------------------                --------------------------
                                                Jerry C. Spellman, Stockholder
                                              on his own behalf and on behalf of
                                              his affiliates
Dated:   June __, 1999


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---------------------------------

---------------------------------             --------------------------
                                              Cyndi N. Calvo, on her own behalf
                                              and as a trustee for the Calvo
                                          Family Spendthrift Trust, Stockholders
Dated:   June __, 1999

---------------------------------

---------------------------------              --------------------------
                                        William A. Calvo, III, on his own behalf
                                     and as a trustee for his children, William,
                                            Alexander & Edward, Stockholders
Dated:   June __, 1999

---------------------------------

---------------------------------              --------------------------
                                              Leonard Miles Tucker, on his
                                              own behalf and on behalf of
                                         Carrington Capital Corp., Stockholders
Dated:   June __, 1999

---------------------------------

---------------------------------              --------------------------
                                             Michelle Tucker, on her own behalf,
                                           on behalf of Blue Lake Capital Corp.,
                                           and as a trustee for her children
                                           Shayna and Montana, Stockholders
Dated:   June __, 1999

---------------------------------

---------------------------------            --------------------------
                                          Joseph D. Radcliffe, on his own behalf
                                            and on behalf of his affiliates,
                                             Stockholder
Dated:   June __, 1999



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---------------------------------

---------------------------------                --------------------------
                                         Dennis V. Radcliffe, on his own behalf
                                          and on behalf of his affiliates,
                                          Stockholder
Dated:   June __, 1999

---------------------------------

---------------------------------              --------------------------
                                         Michael J. Radcliffe, on his own behalf
                                         and on behalf of his affiliates,
                                         Stockholder
Dated:   June __, 1999

---------------------------------

---------------------------------              --------------------------
                                         Vanessa Radcliffe, on her own behalf
                                         and on behalf of her affiliates,
                                         Stockholder
Dated:   June __, 1999

                                                   The Yankee Companies, Inc.
---------------------------------

_________________________________         By:
                                              -------------------------------
                                              Leonard Miles Tucker, President
         (Corporate Seal)
                                          Attest:______________________________
                                             William A. Calvo, III, Secretary
Dated:   June __, 1999

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